UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco High Income 2023 Target Term Fund

Invesco High Income 2024 Target Term Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

(Name of Registrants as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

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Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco High Income 2023 Target Term Fund (IHIT)

Invesco High Income 2024 Target Term Fund (IHTA)

Invesco High Income Trust II (VLT)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 6, 2021

Notice is hereby given to the holders of common shares of beneficial interest (the “Common Shares”) and, as applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each Invesco closed-end fund listed above (each a “Fund” and together the “Funds”) that the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) will be held online via live webcast, on August 6, 2021 at 2:00 p.m. Central Daylight Time.

The Meeting is to be held for the following purposes:

1. Proposal 1: To elect trustees in the following manner:

Funds	Trustee Nominees for Election	Shareholders Entitled to Vote
VGM, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI, IIM and OIA	Jack M. Fields Martin L. Flanagan Elizabeth Krentzman Robert C. Troccoli James D. Vaughn	Common Shareholders and Preferred Shareholders, voting together

VBF, VLT, IHIT and IHTA	Jack M. Fields Martin L. Flanagan Elizabeth Krentzman Robert C. Troccoli James D. Vaughn	Common Shareholders

Each elected trustee will serve for a three-year term or until a successor shall have been duly elected and qualified.

2. Proposal 2: For Invesco Bond Fund, to approve the removal of the fundamental restriction prohibiting investments in options that are not options on debt securities or in closing purchase transactions, as reflected in Invesco Bond Fund’s registration statement.

In addition, any other business as may properly come before the Meeting or any adjournments thereof will be transacted at the Meeting.

Holders of record of the Common Shares and, where applicable, Preferred Shares, of each Fund on May 10, 2021 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES TO THE BOARD OF TRUSTEES LISTED IN THE JOINT PROXY STATEMENT AND FOR THE ELIMINATION OF THE FUNDAMENTAL RESTRICTION OF INVESCO BOND FUND.

By order of the Board of Trustees,

Jeffrey H. Kupor

Senior Vice President,

Chief Legal Officer and Secretary

June 28, 2021

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING VIRTUALLY OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote at the Meeting, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco High Income 2023 Target Term Fund (IHIT)

Invesco High Income 2024 Target Term Fund (IHTA)

Invesco High Income Trust II (VLT)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

JOINT PROXY STATEMENT

FOR

JOINT ANNUAL MEETING OF SHAREHOLDERS

To be Held August 6, 2021

INTRODUCTION

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees (the “Board”) of each fund listed above (each a “Fund” and together the “Funds”). The proxies are to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held online via live webcast on August 6, 2021, at 2:00 p.m. Central Daylight Time. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying proxy cards is on or about June 28, 2021.

Participating in the Meeting are holders of common shares of beneficial interest (the “Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each Fund as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds are sometimes referred to herein collectively as the “Shares.” The Board has fixed May 10, 2021 as the record date (the “Record Date”) for the determination of holders of Shares of each Fund entitled to vote at the Meeting.

The Common Shares of each of the Funds are listed on the New York Stock Exchange (the “NYSE”). The NYSE ticker symbol of each Fund and the amount of Common Shares and Preferred Shares outstanding as of the Record Date are shown in Annex A to this Joint Proxy Statement. Each Fund is a closed-end fund organized as a Delaware statutory trust.

The Meeting is scheduled as a joint meeting because the shareholders of the Funds are expected to consider and vote on similar matters. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

If you have any questions about the information set forth in this Joint Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-341-2929, Option 1 or visit our website at www.invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Joint Proxy Statement and a copy of the proxy cards (together, the “Proxy Materials”) are available at https://www.proxy-direct.com/inv-32121. The Proxy Materials will be available on the internet through the day of the Meeting.

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the Secretary of the respective Fund by calling 1-800-341-2929, or by writing to the Secretary of the respective Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Only one copy of this proxy statement will be delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will deliver a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered. Any shareholder who wishes to receive a separate proxy statement should contact their Fund at 1-866-436-0784.

The Proposals

The following summarizes the proposals that will be presented at the Meeting and that the shareholders are entitled to vote upon (collectively, “Proposals”). The Board unanimously approved the Proposals and has determined that the Proposals are in the best interests of your Fund.

Proposal 1: Election of Trustees

The following table summarizes the proposal concerning trustee elections to be presented at the Meeting and the shareholders entitled to vote (the “Election Proposal”).

Funds	Trustee Nominees for Election	Shareholders Entitled to Vote
VGM, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI, IIM and OIA	Jack M. Fields Martin L. Flanagan Elizabeth Krentzman Robert C. Troccoli James D. Vaughn	Common Shareholders and Preferred Shareholders, voting together

VBF, VLT, IHIT and IHTA	Jack M. Fields Martin L. Flanagan Elizabeth Krentzman Robert C. Troccoli James D. Vaughn	Common Shareholders

Proposal 2: Removal of Fundamental Restriction

In addition, shareholders of Invesco Bond Fund are being asked to approve the removal of the fundamental restriction prohibiting investments in options that are not options on debt securities or in closing purchase transactions (“Fundamental Restriction Proposal”). Specifically, shareholders of the Fund are being asked to approve the removal of the Fund’s fundamental restriction disclosed in its registration statement that states that the Fund may not “invest in puts, calls or combinations of both except that the [Fund] may write listed covered call options and cash-secured puts on debt securities and may purchase put and call options in closing purchase transactions.”

The removal of the fundamental restriction will provide additional diversified investment opportunities to achieve Invesco Bond Fund’s investment objective by enhancing opportunities for generating alpha (return on investments in excess of the benchmark index) and improving risk management through the use of options. In connection with the removal of the fundamental restriction, the Fund will have greater exposure to the risks associated with investing in options, including changes in the market price of the underlying reference asset, liquidity risk, and substantial losses if the options strategy is not successful. These additional risks are further discussed below and will be disclosed to shareholders via press release and in Invesco Bond Fund’s shareholder reports.

Voting at the Meeting

Shareholders of a Fund on the Record Date are entitled to one vote per Share, and a proportional vote for each fractional Share, with respect to each Proposal, with no Share having cumulative voting rights. The voting requirement for passage of a particular Proposal depends on the nature of the Proposal. The voting requirement for each Proposal is described below. A majority of the outstanding Shares of a Fund entitled to vote at the Meeting must be present at the Meeting or represented by proxy to have a quorum for such Fund to conduct business at the Meeting.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Funds’ shareholders, employees, and community, the Meeting this year will be conducted exclusively online via live webcast. Shareholders may attend the Meeting online by visiting http://www.meetings.computershare.com/MM6Q9FC. To participate in the Meeting, shareholders will need to follow the instructions included herein. The Meeting will begin promptly at 2:00 p.m. Central Daylight Time. The Funds encourage you to access the Meeting prior to the start time leaving ample time for the check in. If you experience technical difficulties prior to or during the Meeting, you may call 1-866-856-3065 for technical assistance. All shareholders will be required to enter their individual control number in order to enter the Meeting. Only shareholders of the Funds will be able to participate in the Meeting.

Please follow the instructions on your proxy card. If you are a registered shareholder (i.e., you hold your Shares through the Funds’ transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Meeting virtually online via live webcast. Your individual control number, which is required to enter the Meeting, is included on your proxy card(s) accompanying this Joint Proxy Statement.

If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in “street name”), you must register in advance to access your individual control number in order to attend the Meeting virtually online via live webcast using the instructions below. To register and receive your individual control number to attend the Meeting online, you must submit proof of your proxy power (“legal proxy”) reflecting your holdings in the Fund(s) along with your name and email address to Computershare in accordance with the directions below. Requests for registration must be labeled as “Legal Proxy” and be received no later than August 2, 2021. You will receive a confirmation of your registration and your individual control number by email after Computershare receives your registration information. Requests for registration for the Meeting should be directed to Computershare as follows:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to shareholdermeetings@computershare.com

By mail:

Computershare Fund Services

Shareholder Meeting/Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

You may contact the Funds at 1-800-341-2929, Option 2 to obtain information about attending the Meeting virtually.

The Funds do not know of any business other than the Proposals that will, or is proposed to be, presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.

Required Vote

With respect to Proposal 1 for VGM, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI, IIM and OIA, holders of Common Shares and holders of Preferred Shares of each Fund will vote together as a single class for the respective Nominees. The affirmative vote of a majority of the outstanding Shares of each such Fund present at the Meeting or represented by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares and the holders of Preferred Shares of such Fund, voting together as a single class.

With respect to Proposal 1 for VBF, VLT, IHIT and IHTA, holders of Common Shares of each Fund will vote for the respective Nominees. The affirmative vote of a majority of the outstanding Common Shares of each such Fund present at the Meeting or represented by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund. VBF, VLT, IHIT and IHTA currently do not offer Preferred Shares.

With respect to Proposal 2, holders of Common Shares of Invesco Bond Fund will vote together as a single class. The affirmative vote of the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of Invesco Bond Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of the Fund’s outstanding shares is required to eliminate the fundamental restriction for the Fund. This voting standard is often referred to as a “1940 Act Vote.”

The voting standards to approve Proposal 1 and Proposal 2 differ because the Funds’ governing documents specify that an affirmative vote of a majority of the outstanding shares of each such Fund present at the Meeting or represented by proxy and entitled to vote is required to elect trustees, while the Investment Company Act of 1940, as amended (the “1940 Act”), in conjunction with the Funds’ registration statements and governing documents, specify that a 1940 Act Vote is required for changes to fundamental investment restrictions.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies on which no vote is indicated will be voted “FOR” each Proposal as to which they are entitled to be voted. Proxies marked “WITHHOLD,” which is the equivalent of an abstention, will not be voted “FOR” each Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “against.”

An unfavorable vote on a Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of the other Fund. An unfavorable vote on a Proposal by the shareholders of a Fund will not affect such Fund’s implementation of other Proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees or any other matter.

Broker Non-Votes

Broker non-votes arise when shares are held by brokers or nominees, typically in “street name,” and (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

With respect to the Election Proposal, under the rules of the NYSE, brokers may vote in their discretion on the election of trustees of a closed-end fund. Under the rules of the NYSE, beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by their brokers in favor of the Election Proposal. Broker-dealers and other financial intermediaries who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction.

With respect to the Fundamental Restriction Proposal, broker non-votes will have the same effect as a vote against. Broker non-votes will be deemed present for quorum purposes.

We urge you to provide instructions to your broker or nominee to ensure that your votes may be counted.

Revoking a Proxy

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation before the Meeting with the respective Fund, by delivering a duly executed proxy bearing a later date, by attending the Meeting and voting virtually via online webcast, by filing a revocation using any electronic, telephonic, computerized or other alternative means, or by written notice of the death or incapacity of the maker of the proxy received by the Fund prior to the Meeting. Shareholders who wish to vote at the Meeting and who hold their shares in “street name” through a brokerage or similar account should obtain a “legal proxy” from their broker in order to vote at the Meeting and follow the instructions detailed above.

Adjourning the Meeting

With respect to each Fund, the vote of the holders of one-third of the Shares cast whether or not a quorum is present, or the chair of the Meeting in his or her discretion, will have the power to adjourn the Meeting with regard to a particular proposal scheduled to be voted on at the Meeting or to adjourn the Meeting entirely from time to time without notice.

Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified. A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original meeting date for such meeting. In voting for the adjournment, the persons named as proxies may vote their proxies in favor of one or more adjournments of the Meeting, or the chair of the Meeting may call an adjournment, provided such persons determine that such adjournment is reasonable and in the best interests of shareholders and the Funds, based on a consideration of such factors as they may deem relevant.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES IN THE ELECTION PROPOSAL AND FOR THE FUNDAMENTAL RESTRICTION PROPOSAL.

Investment Adviser of the Funds

The investment adviser for each Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Funds

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to each Fund (except IHIT and IHTA), pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco

Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser is an indirect wholly owned subsidiary of Invesco Ltd.

Other Service Providers of the Funds

Administration Services

Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund which are not required to be performed by the Adviser under its investment advisory agreement with each Fund. Pursuant to a subcontract for administrative services with the Adviser, State Street Bank and Trust Company performs certain administrative functions for the Funds. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110-2801. Invesco Senior Income Trust has also entered into an additional administration agreement with the Adviser. Each Fund has also entered into a support services agreement with Invesco Investment Services, Inc. The principal business address of Invesco Investment Services, Inc. is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Custodian and Transfer Agent

The custodian for each Fund is State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110-2801. The transfer agent for each Fund is Computershare Trust Company, N.A., located at 150 Royall Street, Canton, MA 02021.

THE PROPOSALS

PROPOSAL 1: ELECTION OF TRUSTEES PROPOSAL

With respect to each of Invesco Bond Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income 2024 Target Term Fund and Invesco High Income Trust II, holders of Common Shares will vote with respect to the election of Jack M. Fields, Martin L. Flanagan, Elizabeth Krentzman, Robert C. Troccoli and James D. Vaughn.

With respect to each of Invesco Advantage Municipal Income Trust II, Invesco California Value Municipal Income Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals, Invesco Value Municipal Income Trust and Invesco Municipal Income Opportunities Trust, holders of Common Shares and holders of Preferred Shares of each of these Funds will vote together with respect to the election of Jack M. Fields, Martin L. Flanagan, Elizabeth Krentzman, Robert C. Troccoli and James D. Vaughn.

All Nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

If elected, each Trustee will serve until the later of such Fund’s Annual Meeting of Shareholders in 2024 or until his or her successor has been duly elected and qualified. As in the past, only one class of Trustees is being submitted to shareholders of each Fund for election at the Meeting. Each Fund’s Amended and Restated Agreement and Declaration of Trust (each, a “Declaration of Trust”) provides that the Board shall be divided into three classes. For each Fund, only one class of Trustees is elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. The foregoing is subject to the provisions of the 1940 Act, applicable Delaware state law, each Fund’s Declaration of Trust and each Fund’s Bylaws.

In the case of any vacancy on the Board, each Fund’s Declaration of Trust provides that the size of the Board shall be automatically reduced by the number of vacancies unless or until the Board by resolution expressly maintains or increases the size of the Board. In the case of a vacancy arising from a Board resolution to maintain or increase the size of the Board, the remaining Trustees may fill such vacancy or add additional Board members, as the case may be, by appointing a replacement meeting the Trustee qualifications outlined in each Funds’ Declaration of Trust to serve for the remainder of the term of the Board position previously vacated. In the case of a vacancy of a Preferred Shares Trustee arising from a Board resolution to maintain or increase the size of the Board, the remaining Trustees may designate a Trustee to serve as a “Preferred Shares Trustee” for the remainder of the term of the Board position previously vacated.

With the exception of the Preferred Shares Trustee, the class of Trustees up for election in any given year is the same for each Fund.

The following table indicates all current Trustees in each such class and the period for which each class currently serves:

Class I1	Class II2	Class III[3]
Cynthia Hostetler	Beth Ann Brown	Jack M. Fields
Eli Jones	Anthony J. LaCava, Jr.	Martin L. Flanagan
Prema Mathai-Davis	Joel W. Motley	Elizabeth Krentzman
Ann Barnett Stern	Teresa M. Ressel	Robert C. Troccoli
Daniel S. Vandivort	Christopher L. Wilson	James D. Vaughn

[1]	Serving until the 2022 Annual Meeting or until their successors have been duly elected and qualified.

[2]	Serving until the 2023 Annual Meeting or until their successors have been duly elected and qualified.

[3]	Currently up for election at the Meeting.

Information Regarding the Trustees

The business and affairs of the Funds are managed under the direction of the Board. This section of this Joint Proxy Statement provides you with information regarding each incumbent Trustee that is proposed to serve on the Board. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. The tables below list the Trustees, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. If all of the Trustees are elected, the Board will be composed of 15 Trustees, including 14 Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”).

As used in this Joint Proxy Statement, the term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised primarily by the Adviser as of the Record Date. As of the date of this Joint Proxy Statement, there were 184 funds in the Invesco Fund Complex.

The mailing address of each Trustee is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan(1) — 1960 Trustee and Vice Chair	†

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson — 1957 Trustee and Chair	†	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)

Beth Ann Brown — 1968 Trustee	†	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields — 1952 Trustee	†	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board	184	Member, Board of Directors of Baylor College of Medicine

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years

Member, Impact(Ed) (non-profit)

Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler — 1962 Trustee	†	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization); Eisenhower Foundation (non-profit)

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Eli Jones — 1961 Trustee	†	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman — 1959 Trustee	†	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Anthony J. LaCava — 1956 Trustee	†	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis — 1950 Trustee	†	Retired. Formerly: Co-Founder & Partner of Quantalytics Research, LLC (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None

Joel W. Motley — 1952 Trustee	†	Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson	184	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years

Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

				Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	†	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Elucida Oncology (nanotechnology & medical particles company)

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Ann Barnett Stern — 1957 Trustee	†	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	184	Director and Audit Committee Member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Holdsworth Center, Good Reason Houston, (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership

Robert C. Troccoli — 1949 Trustee	†	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None

Daniel S. Vandivort — 1954 Trustee	†	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management)	184	None

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

James D. Vaughn — 1945 Trustee	†	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

(1)

Mr. Flanagan is considered an interested person (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser.

†	Each Trustee generally serves a three-year term from the date of election. Each Trustee currently serving on the Board has served as a Trustee of each respective Fund since the year shown below:

	Flanagan	Brown	Fields	Hostetler	Jones	Krentzman	LaCava
VKI	2014	2019	2014	2017	2016	2019	2019
VBF	2014	2019	2014	2017	2016	2019	2019
VCV	2014	2019	2014	2017	2016	2019	2019
IHIT	2016	2019	2016	2017	2016	2019	2019
IHTA	2017	2019	2017	2017	2017	2019	2019
VLT	2014	2019	2014	2017	2016	2019	2019
OIA	2010	2019	2010	2017	2016	2019	2019
VMO	2014	2019	2014	2017	2016	2019	2019
VKQ	2014	2019	2014	2017	2016	2019	2019
VPV	2014	2019	2014	2017	2016	2019	2019

	Flanagan	Brown	Fields	Hostetler	Jones	Krentzman	LaCava
IQI	2010	2019	2010	2017	2016	2019	2019
VVR	2014	2019	2014	2017	2016	2019	2019
VGM	2014	2019	2014	2017	2016	2019	2019
VTN	2014	2019	2014	2017	2016	2019	2019
IIM	2010	2019	2010	2017	2016	2019	2019

	Mathai- Davis	Motley	Ressel	Stern	Troccoli	Vaughn	Vandivort	Wilson
VKI	2014	2019	2017	2017	2016	2019	2019	2017
VBF	2014	2019	2017	2017	2016	2019	2019	2017
VCV	2014	2019	2017	2017	2016	2019	2019	2017
IHIT	2016	2019	2017	2017	2016	2019	2019	2017
IHTA	2017	2019	2017	2017	2017	2019	2019	2017
VLT	2014	2019	2017	2017	2016	2019	2019	2017
OIA	2010	2019	2017	2017	2016	2019	2019	2017
VMO	2014	2019	2017	2017	2016	2019	2019	2017
VKQ	2014	2019	2017	2017	2016	2019	2019	2017
VPV	2014	2019	2017	2017	2016	2019	2019	2017
IQI	2010	2019	2017	2017	2016	2019	2019	2017
VVR	2014	2019	2017	2017	2016	2019	2019	2017
VGM	2014	2019	2017	2017	2016	2019	2019	2017
VTN	2014	2019	2017	2017	2016	2019	2019	2017
IIM	2010	2019	2017	2017	2016	2019	2019	2017

Board Meetings

In addition to regularly scheduled meetings each year, the Board holds special meetings and/or conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met nine times during the fiscal year ended February 28, 2021 and each independent Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board during which time such independent Trustee served and (ii) all meetings of the committees of the Board on which the Trustee served. Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings.

Board Leadership Structure

The Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s primary role is to preside at meetings of the Board and act as a liaison with the Adviser and other service providers, officers (including the Senior Officer of each Fund), attorneys and other Trustees between meetings. The Chair also participates in the preparation of the agenda for the meetings of the Board, is active with mutual fund industry organizations, and may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to each Fund’s Declaration of Trust or Bylaws, the appointment, designation or identification of a Trustee as the Chairman of the Board, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of that appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its committee structure as discussed below, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the interested Trustee who is an active officer of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes allows for the proper consideration of matters deemed important to the Funds and their shareholders and results in effective decision-making.

Board Qualifications and Experience

Interested Trustee.

Martin L. Flanagan, Trustee and Vice Chair

Martin L. Flanagan has been a member of the Board of Trustees and Vice Chair of the Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd.

Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously, he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.

Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.

Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and is a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.

Independent Trustees.

Christopher L. Wilson, Trustee and Chair

Christopher L. Wilson has been a member of the Board of Trustees of the Invesco Funds since 2017 and Chair since January 2021. He previously served as Chair Designate since March 2019 and Vice Chair since June 2019.

Mr. Wilson started a career in the investment management business in 1980. From 2004 to 2009, Mr. Wilson served as President and Chief Executive Officer of Columbia Funds, a mutual fund complex with over $350 billion in assets. From 2009 to 2017, Mr. Wilson served as a Managing Partner of CT2, LLC, an early stage investing and consulting firm for start-up companies.

From 2014 to 2016, Mr. Wilson served as a member of the Board of Directors of the mutual fund company managed by TDAM USA Inc., an affiliate of TD Bank, N.A.

From 2011 to 2020, Mr. Wilson served as a member of the Board of Directors of ISO New England, Inc., the company that establishes the wholesale electricity market and manages the electrical power grid in New England. Mr. Wilson served as the chair of the Audit and Finance Committee, which also oversaw cybersecurity, and was a member of the systems planning committee of ISO-NE, Inc. He also previously served as chair of the Human Resources and Compensation Committee and was a member of the Markets Committee.

Mr. Wilson currently serves as a Board member of enaible Inc., a technology company focused on providing artificial intelligence solutions.

The Board believes that Mr. Wilson’s knowledge of financial services and investment management, his experience as a director and audit committee member of other companies, including a mutual fund company, and other professional experience gained through his prior employment benefit the Funds.

Beth Ann Brown, Trustee

Beth Ann Brown has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2016 to 2019, Ms. Brown served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Brown has served as Director of Caron Engineering, Inc. since 2018 and as an Independent Consultant since September 2012. Since 2013, she has also served as Director, Vice President (through 2019) and President (since 2019) of Grahamtastic Connection, a non-profit organization.

Previously, Ms. Brown served in various capacities at Columbia Management Investment Advisers LLC, including Head of Intermediary Distribution, Managing Director, Strategic Relations and Managing Director, Head of National Accounts. She also served as Senior Vice President, National Account Manager from 2002-2004 and Senior Vice President, Key Account Manager from 1999 to 2002 of Liberty Funds Distributor, Inc.

From 2014 and 2017, Ms. Brown served on the Board of Advisors of Caron Engineering Inc. and also served as President and Director of Acton Shapleigh Youth Conservation Corps, a non–profit organization, from 2012 to 2015.

The Board believes that Ms. Brown’s experience in financial services and investment management and as a director of other investment companies benefits the Funds.

Jack M. Fields, Trustee

Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997.

Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act. In addition, Mr. Fields led the effort to reform telecommunications policy which resulted in the passage of The Telecommunications Act of 1996, which was the first major reform of telecommunications policy since 1934.

Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. He is also a member of the Board of Directors of Baylor College of Medicine.

Mr. Fields also served as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide until 2015. In addition, Mr. Fields serves as a board member of Impact(Ed), a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.

Cynthia Hostetler, Trustee

Cynthia Hostetler has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Hostetler is currently a member of the board of directors of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, and Resideo Technologies, Inc., a public company that manufactures and distributes smart home security products and solutions worldwide. Ms. Hostetler also serves on the board of governors of the Investment Company Institute and is a member of the governing council of the Independent Directors Council, both of which are professional organizations in the investment management industry. Ms. Hostetler is also a member of the board of directors of the Eisenhower Foundation, a non-profit organization.

Previously, Ms. Hostetler served as a member of the board of directors/trustees of Aberdeen Investment Funds, a mutual fund complex from 2013 to 2017; Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo, and Genesee & Wyoming, Inc., a public company that owns and operates railroads worldwide, from 2018 to 2019, prior to its sale to Brookfield Asset Management.

From 2001 to 2009 Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports U.S. investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, from 1991 to 2007, and its largest subsidiary, First Savings Bank, from 1991 to 2006 (Board Member) and from 1996 to 2001 (President).

The Board believes that Ms. Hostetler’s knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment benefit the Funds.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016.

Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Prior to his current position, Dr. Jones served as a director of Insperity, Inc. from 2004 to 2016 and was chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. From 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston.

Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Funds.

Elizabeth Krentzman, Trustee

Elizabeth Krentzman has been a member of the Board of Trustees of the Invesco Funds since 2019.

From 2014 to 2019, Ms. Krentzman served on the boards of certain investment companies in the Oppenheimer Funds complex. Ms. Krentzman currently serves as a member of the Board of Trustees of the University of Florida National Board Foundation. She is a member of the Cartica Funds Board of Directors (private investment funds). Ms. Krentzman is also a member of the Board of Trustees and Audit Committee of the University of Florida Law Center Association, Inc.

Ms. Krentzman served from 1997 to 2004 and from 2007 and 2014 in various capacities at Deloitte & Touche LLP, including Principal and Chief Regulatory Advisor for Asset Management Services, U.S. Mutual Fund Leader and National Director of the Investment Management Regulatory Consulting Practice. She served as General Counsel of the Investment Company Institute from 2004 to 2007.

From 1996 to 1997, Ms. Krentzman served as an Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the SEC. She also served from 1991 to 1996 in various positions with the Division of Investment Management—Office of Regulatory Policy of the SEC and from 1987 to 1991 as an Associate at Ropes & Gray LLP.

The Board believes that Ms. Krentzman’s legal background, experience in financial services and accounting and as a director of other investment companies benefits the Funds.

Anthony J. LaCava, Jr., Trustee

Anthony J. LaCava, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2019.

Previously, Mr. LaCava served as a member of the board of directors and as a member of the audit committee of Blue Hills Bank, a publicly traded financial institution.

Mr. LaCava retired after a 37-year career with KPMG where he served as senior partner for a wide range of firm clients across the retail, financial services, consumer markets, real estate, manufacturing, health care and technology industries. From 2005 to 2013, Mr. LaCava served as a member of the board of directors of KPMG and chair of the board’s audit and finance committee and nominating committee. He also previously served as Regional Managing Partner from 2009 through 2012 and Managing Partner of KPMG’s New England practice.

Mr. LaCava currently serves as Chairman of the Business Advisory Council of Bentley University and as a member of American College of Corporate Directors and Board Leaders, Inc.

The Board believes that Mr. LaCava’s experience in audit and financial services benefits the Funds.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.

Previously, Dr. Mathai-Davis served as co-founder and partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform) from 2017 to October 2019, when the firm was acquired by Forbes Media Holdings, LLC.

Dr. Mathai-Davis previously served as Chief Executive Officer of the YWCA of the USA from 1994 until her retirement in 2000. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner and Board Member of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. She was a member of the Board of Visitors of the University of Maryland School of Public Policy, and on the visiting Committee of The Harvard University Graduate School of Education.

Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Funds.

Joel W. Motley, Trustee

Joel W. Motley has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2002 to 2019, Mr. Motley served on the boards of certain investment companies in the Oppenheimer Funds complex.

Since 2016, Mr. Motley has served as an independent director of the Office of Finance of the Federal Home Loan Bank System. He has served as Managing Director of Carmona Motley, Inc., a privately-held financial advisory firm, since January 2002. He previously served as a member of the Vestry of Trinity Church Wall Street.

Mr. Motley also serves as a member of the Council on Foreign Relations and its Finance and Budget Committee. He is a member of the Investment Committee and is Chairman Emeritus of the Board of Human Rights Watch and a member of the Investment Committee and the Board of Historic Hudson Valley, a nonprofit cultural organization.

Since 2011, he has served as a Board Member and Investment Committee Member of the Pulitzer Center for Crisis Reporting, a non-profit journalism organization. Mr. Motley also serves as Director and member of the Board and Investment Committee of The Greenwall Foundation, a bioethics research foundation, and as a Director of Friends of the LRC, a South Africa legal services foundation.

Previously, Mr. Motley served as Managing Director of Public Capital Advisors, LLC, a privately held financial advisory firm, from 2006 to 2017. He also served as Managing Director of Carmona Motley Hoffman Inc. a privately-held financial advisor, and served as a Director of Columbia Equity Financial Corp., a privately-held financial advisor, from 2002 to 2007.

The Board believes that Mr. Motley’s experience in financial services and as a director of other investment companies benefits the Funds.

Teresa M. Ressel, Trustee

Teresa Ressel has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Ressel has previously served within the private sector and the U.S. government as well as consulting. Formerly, Ms. Ressel served at UBS AG from 2004 to 2012 in various capacities, including as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and as Group Chief Operating Officer of the Americas group at UBS AG. In these roles, Ms. Ressel managed a broad array of operational risk controls, supervisory control, regulatory, compliance, and logistics functions covering the United States and Canada, as well as banking activities covering the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury, initially as Deputy Assistant Secretary for Management & Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and handled a broad array of management duties at the Department, including finance, accounting, risk, audit and performance measurement along with information technology and information security.

From 2014 to 2017, Ms. Ressel served on the board of directors at Atlantic Power Corporation, a publicly traded company with a fleet of power generation assets. From 2012 to 2020, Ms. Ressel served on the board of directors of ON Semiconductor, a publicly traded manufacturer of semiconductors.

Since 2017, Ms. Ressel has served as a director of Elucida Oncology, Inc., a biotechnology company focused on the development of therapeutics for cancer treatment. Ms. Ressel also volunteers within her community across a number of functions and serves on the board of GAVI, the Global Vaccine Alliance (nonprofit) supporting children’s health.

The Board believes that Ms. Ressel’s risk management and financial experience in both the private and public sectors benefits the Funds.

Ann Barnett Stern, Trustee

Ann Barnett Stern has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Stern is currently the President and Chief Executive Officer of Houston Endowment Inc., a private philanthropic institution. She has served in this capacity since

2012. Formerly, Ms. Stern served in various capacities at Texas Children’s Hospital from 2003 to 2012, including General Counsel and Executive Vice President.

Previously, Ms. Stern served as a member of the Dallas Board of the Federal Reserve Bank of Dallas, from 2013 through 2019.

The Board believes that Ms. Stern’s knowledge of financial services and investment management and her experience as a director, and other professional experience gained through her prior employment benefit the Funds.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired after a 39-year career with KPMG LLP (“KPMG”), where he served as a senior Partner. From 2013 to 2017, he was an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Funds.

Daniel S. Vandivort, Trustee

Daniel S. Vandivort has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Mr. Vandivort served on the boards of certain investment companies in the Oppenheimer Funds complex.

Mr. Vandivort also served as Chairman and Lead Independent Director, Chairman of the Audit and Finance Committee and Director of Value Line Funds from 2008 through 2014.

Mr. Vandivort is currently a Trustee on the Board of Trustees of Huntington Disease Foundation of America. He also serves as President of Flyway Advisory Services LLC, a consulting and property management company.

The Board believes that Mr. Vandivort’s experience in financial services and investment management and as a director of other investment companies benefits the Funds.

James D. Vaughn, Trustee

James D. Vaughn has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2012 to 2019, Mr. Vaughn served on the boards of certain investment companies in the Oppenheimer Funds complex.

Prior to his retirement, Mr. Vaughn served as managing partner of the Denver office of Deloitte & Touche LLP, and held various positions in the Denver and New York offices of Deloitte & Touche LLP during his 32 year career.

Mr. Vaughn has served as a Board member and Chairman of the Audit Committee of AMG National Trust Bank since 2005. He also serves as a Trustee and member of the Investment Committee of the University of South Dakota Foundation. In addition, Mr. Vaughn has served as a Board member, Audit Committee member and past Board Chair of Junior Achievement since 1993.

Previously, Mr. Vaughn served as Trustee and Chairman of the Audit Committee of Schroder Funds from 2003 to 2012. He also previously served as a Board Member of Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network.

The Board believes that Mr. Vaughn’s experience in financial services and accounting and as a director of other investment companies benefits the Funds.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of each of the Investments Committee, Audit Committee, Compliance Committee, and Governance Committee (as further described below) (for purposes of this section only, each a “Committee” and collectively, the “Committees”). The Adviser prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer.

The Audit Committee is apprised by, and discusses with, management its policies on risk assessment and risk management. Such discussion includes a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of each Fund’s major financial risk exposures. In addition, the Audit Committee meets regularly with representatives of Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Funds. The Audit Committee also oversees the valuation of each Fund’s portfolio securities and receives reports from management regarding the valuation of each Fund’s portfolio securities as consistent with the Fund’s Pricing Procedures.

The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with each Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Funds and for the Funds’ service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of its Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Funds. In addition, the Governance Committee oversees an annual self-assessment of the Board and addresses governance risks, including insurance and fidelity bond matters, for the Funds.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Invesco Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of each Fund meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Fund of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

Compensation of Trustees

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chair of each Committee (defined below) and Sub-Committee receive additional compensation for their services. Compensation received by the Trustees of the Funds as of fiscal year ended February 29, 2020 is shown on Annex B hereto.

Pre-Amendment Retirement Plan for Trustees

The Trustees have adopted a Retirement Plan for the Trustees who are not affiliated with the Adviser. A description of the pre-amendment Retirement Plan follows. Annual retirement benefits are available from the Funds and/or the other Invesco Funds for which a Trustee serves (each, a “Covered Fund”), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (“Former Van Kampen Trustee”), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.

For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If a Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.

If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.

Amendment of Retirement Plan and Conversion to Defined Contribution Plan

The Trustees approved an amendment to the Retirement Plan to convert it to a defined contribution plan for active Trustees (the “Amended Plan”). Under the Amended Plan, the benefit amount was amended for each active Trustee to the present value of the Trustee’s existing retirement plan benefit as of December 31, 2013 (the “Existing Plan Benefit”) plus the present value of retirement benefits expected to be earned under the Retirement Plan through the end of the calendar year in which the Trustee attained age 75 (the “Expected Future Benefit” and, together with the Existing Plan Benefit, the “Accrued Benefit”). On the conversion date, the Covered Funds established bookkeeping accounts in the amount of their pro rata share of the Accrued Benefit, which is deemed to be invested in one or more Invesco Funds selected by the participating Trustees. Such accounts will be adjusted from time to time to reflect deemed investment earnings and losses. Each Trustee’s Accrued Benefit is not funded and, with respect to the payments of amounts held in the accounts, the participating Trustees have the status of unsecured creditors of the Covered Funds. Trustees will be paid the adjusted account balance under the Amended Plan in quarterly installments for the same period as described above.

Deferred Compensation Agreements

Four retired Trustees, as well as Messrs. LaCava, Motley, Troccoli, Vandivort, Vaughn and Wilson, Mss. Hostetler and Stern and Drs. Jones and Mathai-Davis (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees.

Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Funds and of each other Invesco Fund from which they are deferring compensation.

Board Committees

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, and the Investments Committee (the “Committees”).

Audit Committee

The members of the Audit Committee are Messrs. LaCava (Chair), Troccoli, Vaughn (Vice Chair), Wilson, Dr. Jones, and Mss. Hostetler and Stern.

The Audit Committee performs a number of functions with respect to the oversight of the Funds’ accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) appointing independent registered public accountants for the Funds; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Funds; (v) assisting the Board with its oversight of the integrity of the Funds’ financial statements and compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (vi) pre-approving engagements for non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or to any of its affiliates; and (vii) overseeing the valuation of the Funds’ portfolio securities. During the fiscal year ended February 28, 2021, the Audit Committee held six meetings. The Audit Committee’s charter is available at www.invesco.com/us. Four members of the Audit Committee have been determined by the Board to be an “audit committee financial expert” as defined by the SEC. Each such audit committee financial expert is an Independent Trustee.

Compliance Committee

The members of the Compliance Committee are Messrs. Fields, Motley and Vandivort, and Mss. Brown, Krentzman (Chair), and Ressel (Vice Chair) and Dr. Mathai-Davis.

The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) reviewing and making recommendations concerning the qualifications, performance and compensation of the Funds’ Chief Compliance Officer; (ii) reviewing recommendations and reports made by the Chief Compliance Officer or Senior Officer of the Funds regarding compliance matters; (iii) overseeing compliance policies and procedures of the Funds and their service providers; (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, or the Senior Officer; (v) reviewing reports prepared by a third party’s compliance review of the Adviser; (vi) if requested by the Board, overseeing risk management with respect to the Funds, including receiving and overseeing risk management reports from the Adviser that are applicable to the Funds and their service providers; and (vii) reviewing reports by the Adviser on correspondence with regulators or governmental agencies with respect to the Funds and recommending to the Board what action, if any, should be taken by the Funds in light of such reports. During the fiscal year ended February 28, 2021, the Compliance Committee held four meetings.

Governance Committee

The members of the Governance Committee are Messrs. Fields (Chair), LaCava, Vandivort and Wilson, Ms. Stern (Vice Chair and Chair Designate) and Drs. Jones and Mathai-Davis.

The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chair of the Board and the Chair and Vice Chair of each Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees; (iii) overseeing the annual evaluation of the performance of the Board and its Committees; (iv) considering and overseeing the selection of independent legal counsel to the Independent Trustees; (v) reviewing and approving the compensation paid to the Senior Officer; (vi) reviewing administrative and/or logistical matters pertaining to the operations of the Board; and (vii) reviewing annually recommendations from the Adviser regarding amounts and coverage of primary and excess directors and officers/errors and omissions liability insurance and allocation of premiums. During the fiscal year ended February 28, 2021, the Governance Committee held six meetings. The Governance Committee’s charter is available at www.invesco.com/us.

When the Board has or expects to have a vacancy, the Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees. The Governance Committee considers candidates identified by members of the Governance Committee, the full Board and management, as well as any recommendations by shareholders (as described below), as part of this process. At times, the Governance Committee may use a third party search firm to assist with the identification of qualified candidates.

The Governance Committee will consider nominees recommended by a shareholder in accordance with the Funds’ governing instruments to serve as trustees, provided: (i) that such submitting shareholder is a shareholder of record, with proof of such ownership or holding reasonably satisfactory to the Funds to be provided by such record owner or nominee holder, at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. While the Governance Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, the Governance Committee may consider, among other things: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (2) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a trustee; (3) whether the person can make a positive contribution to the Board and the Funds, with consideration being given to the person’s specific experience, education, qualifications and other skills; and (4) whether the person is of good character and high integrity, and whether the person has other desirable personality traits, including independence, leadership and the ability to work with other Board members. The Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

Under the Funds’ governing instruments, nominees must meet certain additional qualifications to qualify for nomination and service as a Trustee. Nominees may be disqualified if they engaged in disabling conduct outlined in the Funds’ Declarations of Trust. Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Trustee if the Board finds that such associations have conflicts of interest with the long-term best interests of the Funds, impede the ability of the nominee to perform, or impede the free-flow of information from management. Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the 1940 Act shall be disqualified from nomination and service as a Trustee.

Notice procedures set forth in each Fund’s Bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at an annual shareholder meeting must deliver to the Fund’s Secretary notice of the shareholder’s intent to nominate in writing not less than ninety (90) nor more than one hundred twenty (120) days prior to the first anniversary date of the annual meeting for the preceding year.

Investments Committee

The members of the Investments Committee are Messrs. Fields, Flanagan, LaCava, Motley, Troccoli, Vandivort (Vice Chair), Vaughn and Wilson, Mss. Brown, Hostetler (Chair), Krentzman, Ressel (Vice Chair) and Stern (Vice Chair) and Drs. Jones and Mathai-Davis.

The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by the Adviser and the Sub-Advisers and to periodically review Fund performance information, information regarding the Funds’ trading practices and such other reports pertaining to portfolio securities transactions and information regarding the investment personnel and other resources devoted to the management of the Funds and make recommendations to the Board, when applicable. During the fiscal year ended February 28, 2021, the Investments Committee held five meetings.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Invesco Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), except to the extent the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, performance and risks and other investment-related matters of the Designated Funds; and (iii) being familiar with the investment objectives and principal investment strategies of the Designated Funds as stated in each Designated Funds’ prospectus and/or shareholder report and with the management’s discussion of fund performance section of the Designated Funds’ periodic shareholder report.

Shareholder Communications

Shareholders may send communications to each Fund’s Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES.

PROPOSAL 2: FUNDAMENTAL RESTRICTION PROPOSAL

Shareholders of Invesco Bond Fund will vote on the removal of the fundamental restriction prohibiting investments in options that are not options on debt securities or in closing purchase transactions. Specifically, shareholders of the Fund are being asked to vote to approve the removal of the fundamental restriction that states that the Fund may not “invest in puts, calls or combinations of both except that the [Fund] may write listed covered call options and cash-secured puts on debt securities and may purchase put and call options in closing purchase transactions.”

This fundamental restriction was adopted at a time when options were less prevalent in the market. Since that time, Invesco Bond Fund’s options strategy has evolved as the options market has evolved. Invesco believes that removing the fundamental restriction is in the best interest of Invesco Bond Fund and its shareholders because it will provide the Fund with additional flexibility to invest in options, which Invesco believes will aid in seeking to achieve its investment objective, as the portfolio management team is finding opportunities for generating alpha (return on investments in excess of the benchmark index) in options in the current market environment. Currently, the portfolio management team intends to use the additional flexibility to buy options on equities, equity indices and equity ETFs in order to gain exposure to investment themes not readily available in traditional fixed income markets. The portfolio management team also seeks increased flexibility to buy and sell options on fixed income instruments to enhance alpha opportunities and improve risk management.

The removal of the fundamental restriction will cause the Fund to be more susceptible to risks associated with options, including changes in the market price of the underlying reference asset, liquidity risk, and substantial losses if the options strategy is not successful. The value of an options contract, as with other derivative instruments, depends largely on (and is derived from) the value of the underlying reference asset, which may be an underlying security, currency, commodity, interest rate, index or other asset. In addition to risks relating to the underlying reference assets, the use of options may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the options contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the contract. Options, like other derivatives, create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the option. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the option or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Options contracts may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its options positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its options positions. Options may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has adopted new regulations related to the use of derivatives and related instruments by registered investment companies. These regulations may limit the Fund’s ability to engage in derivatives transactions, such as options contracts, and may result in increased costs. Options strategies may not always be successful. For example, options used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. The foregoing risks will be disclosed to shareholders via press release and in Invesco Bond Fund’s shareholder reports.

Additionally, as the other Invesco Funds managed by Invesco Bond Fund’s portfolio management team do not have this same or similar fundamental restriction, the removal of this restriction will promote certain investment and operational efficiencies across the Invesco Fund complex. Finally, the fundamental restriction is not required by the 1940 Act or any other state or federal law, and the Fund historically and voluntarily adopted the fundamental restriction at a time when options were less prevalent as an investment option. If shareholders approve the removal of the fundamental investment restriction, Invesco Bond Fund would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in options, as well as any limitations in its principal investment strategies.

If the Fundamental Restriction Proposal is not approved by shareholders, Invesco Bond Fund’s current fundamental investment restriction regarding options will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FUNDAMENTAL RESTRICTION PROPOSAL.

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers (with the exception of Russell C. Burk and Todd F. Kuehl) do not receive compensation from the Funds. The Funds’ officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Sheri Morris — 1964 President and Principal Executive Officer	2010

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer, The Invesco Funds

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC.

John M. Zerr — 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc., Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman,

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years

President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Gregory G. McGreevey —1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

Todd F. Kuehl — 1969 Chief Compliance Officer And Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

Principal Shareholders of the Funds

The persons who as of the Record Date, according to publicly available filings made with the SEC, held of record 5% or more of the Common Shares or Preferred Shares of a Fund are set forth in Annex C. To the knowledge of each Fund, no other persons own, directly or beneficially, 5% or more of the Common Shares or Preferred Shares of any Fund.

Trustee Ownership of Fund Shares

As of December 31, 2020, Trustee(s) owned, directly or beneficially, Common Shares or Preferred Shares of a Fund and beneficially owned equity securities of other funds in the Invesco Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex D.

Section 16(a) Beneficial Ownership Reporting Compliance and Delinquent Section 16(a) Reports

Section 30(f) of the 1940 Act and Section 16(a) of the Exchange Act require each of the Funds’ Trustees, officers, investment advisers, affiliated persons of the investment advisers and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the NYSE (on which the Common Shares are listed), reporting their affiliation with the Fund and reports of ownership and changes in ownership of Shares.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Funds believe that, during the fiscal year ended February 28, 2021, all such filing requirements were met with respect to the Funds except, due to an administrative oversight, a late filing of a Form 4 was made for Invesco Bond Fund on behalf of Matthew Brill, a portfolio manager of Invesco Bond Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) has been selected as each Fund’s independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during the fiscal year ending February 28, 2021. The Audit Committee and the Boards have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Funds.

It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

In accordance with the adopted pre-approval policies and procedures (included in Annex E to this Joint Proxy Statement), the Audit Committee has preapproved all audit and non-audit services provided to each Fund by its independent registered public accounting firm. Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee of each Fund reviewed and discussed the last audited financial statements of each Fund with management and with PwC. In the course of its discussions, the Audit Committee discussed with PwC any relevant matters required to be discussed under Statement on Auditing Standards No. 1301 (Communications with Audit Committees). Based on this review, the Audit Committee recommended to the Board of each Fund that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.

As disclosed above, the members of the Audit Committee are Messrs. LaCava (Chair), Troccoli, Vaughn (Vice Chair), Wilson, Dr. Jones, and Mss. Hostetler and Stern.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex E. All of the audit services for the fiscal years ended February 28, 2021 and February 29, 2020 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for audit-related services are set forth on Annex E. All of the audit-related services, which include assurance and related services by PwC that are reasonably related to the performance of the audit of a Fund, for the fiscal years ended February 28, 2021 and February 29, 2020 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth on Annex E. All of the tax services for the fiscal years ended February 28, 2021 and February 29, 2020 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

All Other Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of each Fund for professional services rendered for all other services are set forth on Annex E. All of the other services for the two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Covered Entities

For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the “Covered Entities”) are set forth on Annex E. The Audit Committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Funds. The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC to the Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

Proxy Solicitation Expenses

The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposals will be borne by the Funds. To the extent the expenses are not billed to a particular Fund, they will be allocated among the Funds. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent of the Funds and by dealers or their representatives. The Funds have also retained Computershare to assist in any additional proxy solicitation. The estimated cost of solicitation by Computershare is approximately $1,500 per Fund, except for Invesco Bond Fund, for which the estimated cost of solicitation by Computershare is approximately $23,000. The estimated cost of solicitation for Invesco Bond Fund is higher than the other Funds because it includes solicitation costs for both Proposals.

Shareholder Proposals

Shareholder proposals intended to be presented at the year 2022 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund’s Secretary at the Fund’s principal executive offices by February 28, 2022, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. If a shareholder wishes to make a proposal at the year 2022 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than April 8, 2022 and not later than May 8, 2022. Notwithstanding the foregoing, if notice of a shareholder proposal is received after May 8, 2022, the persons named as proxies may vote proxies held by them in their discretion on such proposal. Any shareholder who wishes to submit a proposal for consideration at an annual meeting of such shareholder’s Fund should send such proposal to the respective Fund’s Secretary at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046, Attn: Secretary. Additional requirements regarding shareholder proposals are included in the Fund’s Bylaws, which are available upon request.

General

Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present at the Meeting, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Jeffrey H. Kupor

Senior Vice President,

Chief Legal Officer and Secretary

June 28, 2021

ANNEX A

FUNDS

The following list sets forth the closed-end investment companies (each a “Fund” and collectively, the “Funds”) participating in the Joint Annual Meeting of Shareholders to be held online via live webcast on August 6, 2021, at 2:00 p.m. Central Daylight Time. The name in the first column below is the legal name for each Fund. The designation in the second column is the NYSE ticker symbol of each Fund’s common shares. The ticker symbol is sometimes used to identify a specific Fund in the Joint Proxy Statement.

Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the “Common Shares.” Each of the Funds, except VBF, IHIT, IHTA and VLT, has issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of such Funds are referred to herein as the “Preferred Shares.”

Legal Name	Common Shares Ticker Symbol	Common Shares Outstanding(1)	Preferred Shares	Preferred Shares Outstanding(1)
Invesco Advantage Municipal Income Trust II	VKI	44,391,551.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,160
Invesco Bond Fund	VBF	11,415,552.00	None	Not Applicable
Invesco California Value Municipal Income Trust	VCV	47,865,334.57	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,083
Invesco High Income 2023 Target Term Fund	IHIT	24,076,989.00	None	Not Applicable
Invesco High Income 2024 Target Term Fund	IHTA	8,781,809.29	None	Not Applicable
Invesco High Income Trust II	VLT	6,494,743.20	None	Not Applicable
Invesco Municipal Income Opportunities Trust	OIA	47,575,050.64	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	300
Invesco Municipal Opportunity Trust	VMO	67,414,526.80	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	3,676
Invesco Municipal Trust	VKQ	55,320,226.99	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,628
Invesco Pennsylvania Value Municipal Income Trust	VPV	23,829,544.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,376

A-1

Legal Name	Common Shares Ticker Symbol	Common Shares Outstanding(1)	Preferred Shares	Preferred Shares Outstanding(1)
Invesco Quality Municipal Income Trust	IQI	52,883,797.34	Variable Rate Municipal Preferred Shares Series 2020/2023, liquidation preference $100,000 per share	2,339
Invesco Senior Income Trust	VVR	153,030,736.00	Variable Rate Term Preferred Shares, liquidation preference $100,000 per share	1,000
Invesco Trust for Investment Grade Municipals	VGM	54,225,296.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,733
Invesco Trust for Investment Grade New York Municipals	VTN	19,477,753.17	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	904
Invesco Value Municipal Income Trust	IIM	47,056,518.32	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,331

(1)	As of the Record Date.

A-2

ANNEX B

TRUSTEE COMPENSATION

Set forth below is information regarding compensation paid or accrued for each Trustee who was not affiliated with the Adviser during the calendar year ended December 31, 2020, unless otherwise noted. The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser.

Name of Trustee	Aggregate Compensation from the Funds(1)	Estimated Annual Benefits from Invesco Fund Complex Upon Retirement(2)	Total Compensation from Invesco Fund Complex(3)
Independent Trustees(4)
Beth Ann Brown	$19,747	$—	$401,978
Jack M. Fields	20,617	205,000	426,970
Cynthia Hostetler	20,581	—	436,324
Eli Jones	19,116	—	396,978
Elizabeth Krentzman	20,502	—	424,478
Anthony J. LaCava, Jr.	22,079	—	474,776
Prema Mathai-Davis	20,233	205,000	426,970
Joel W. Motley	18,996	—	391,978
Teresa M. Ressel	19,887	—	421,328
Ann Barnett Stern	19,977	—	414,178
Robert C. Troccoli	19,859	—	425,228
Daniel S. Vandivort	19,767	—	405,578
James D. Vaughn	19,219	—	412,728
Christopher L. Wilson	26,175	—	500,578

(1)

Amounts shown are based on the fiscal year ended February 28, 2021. The total amount of compensation deferred by all Trustees of the Funds during the fiscal year ended February 28, 2021, including earnings, was $78,722. The amount of aggregate compensation paid by each Fund as of the most recent fiscal year end is as follows:

Fund	Brown	Fields	Hostetler	Jones	Krentzman	LaCava	Mathai-Davis
VKI	$1,249.00	$1,304.17	$1,301.84	$1,238.27	$1,296.68	$1,396.55	$1,279.91
VBF	1,111.88	1,161.08	1,158.98	1,101.02	1,154.40	1,243.09	1,139.35
VCV	1,303.96	1,361.65	1,359.17	1,292.91	1,353.62	1,458.08	1,344.66
IHIT	1,094.11	1,141.97	1,140.10	1,077.68	1,136.20	1,223.13	1,120.44
IHTA	1,032.86	1,078.29	1,076.48	1,011.54	1,072.61	1,154.62	1,057.88
VLT	1,041.88	1,087.87	1,085.98	1,031.85	1,081.90	1,164.73	1,070.98
OIA	1,166.60	1,218.06	1,215.94	1,155.67	1,211.29	1,304.32	1,208.04
VMO	1,424.15	1,487.00	1,484.36	1,413.02	1,478.36	1,592.55	1,464.65
VKQ	1,348.00	1,407.51	1,405.01	1,336.93	1,399.39	1,507.34	1,381.45
VPV	1,156.15	1,207.23	1,205.06	1,145.54	1,200.36	1,292.64	1,184.66
IQI	1,337.38	1,396.45	1,393.94	1,326.24	1,388.33	1,495.46	1,388.22
VVR	1,308.28	1,365.54	1,363.34	1,299.04	1,358.42	1,462.66	1,340.04
VGM	1,351.86	1,411.53	1,409.02	1,340.81	1,403.37	1,511.65	1,385.41
VTN	1,129.04	1,178.92	1,176.80	1,118.55	1,172.25	1,262.33	1,164.19
IIM	1,364.40	1,424.65	1,422.10	1,353.04	1,416.36	1,525.70	1,418.66

B-1

Fund	Motley	Ressel	Stern	Troccoli	Vandivort	Vaughn	Wilson
VKI	$1,201.78	$1,257.92	$1,337.81	$1,277.06	$1,253.87	$1,217.28	$1,670.96
VBF	1,069.92	1,119.88	1,187.51	1,135.89	1,116.27	1,083.50	1,487.90
VCV	1,254.72	1,313.31	1,396.82	1,333.32	1,309.12	1,270.95	1,743.98
IHIT	1,052.45	1,101.68	1,169.51	1,115.88	1,098.01	1,066.07	1,464.77
IHTA	993.72	1,040.19	1,087.15	1,047.45	1,036.74	1,006.35	1,383.05
VLT	1,002.52	1,049.35	1,113.32	1,064.51	1,045.94	1,015.27	1,395.13
OIA	1,122.46	1,174.93	1,247.24	1,192.25	1,171.10	1,136.87	1,561.26
VMO	1,370.26	1,434.30	1,528.16	1,456.97	1,429.70	1,388.18	1,904.40
VKQ	1,297.00	1,357.62	1,445.03	1,378.68	1,353.25	1,313.88	1,802.94
VPV	1,112.46	1,164.42	1,236.74	1,181.65	1,160.66	1,126.70	1,547.15
IQI	1,286.81	1,346.92	1,433.22	1,367.69	1,342.61	1,303.52	1,788.65
VVR	1,258.53	1,317.43	1,407.14	1,339.24	1,313.20	1,275.35	1,751.21
VGM	1,300.71	1,361.49	1,449.34	1,382.67	1,357.12	1,317.64	1,808.05
VTN	1,086.38	1,137.10	1,207.28	1,153.86	1,133.43	1,100.28	1,511.05
IIM	1,312.80	1,374.14	1,462.27	1,395.35	1,369.73	1,329.87	1,824.67

(2)

These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each Trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.

(3)

These amounts represent the compensation paid from all Invesco Funds to the individuals who serve as trustees. All Trustees currently serve as Trustee of 32 registered investment companies advised by the Adviser.

(4)

On December 31, 2020, Mr. David C. Arch and Mr. Bruce L. Crockett retired. During the fiscal year ended February 28, 2021, aggregate compensation from the Funds for Messrs. Arch and Crockett was $15,763 and $25,142, respectively.

B-2

ANNEX C

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, according to disclosure publicly filed with the SEC, the following record owners of Common Shares or Preferred Shares of each Fund held, directly or beneficially, more than 5% of the voting securities of a class of securities of each Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder is identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date
VKI	Common	First Trust Portfolios, L.P., First Trust Advisors, L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,123,855	7.04%

	Preferred	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	1,160	53.70%

VBF	Common	First Trust Portfolios, L.P., First Trust Advisors, L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,240,024	19.69%

VCV	Preferred	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	1,083	51.99%

IHIT	Common	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	1,841,145	7.70%

IHTA	Common	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	782,017	8.90%

VLT	Common	First Trust Portfolios, L.P., First Trust Advisors, L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	833,584	10.27%

C-1

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date

OIA	Preferred	Bank of America Corp. 100 North Tryon Street Charlotte, NC 28255	300	100.00%

VMO	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	3,676	100.00%

VPV	Preferred	Bank of America Corp. 100 North Tryon Street Charlotte, NC 28255	1,376	100.00%

IQI	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	2,339	100.00%

VVR	Common	Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, NY 10174	15,106,153	9.90%

	Common	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	9,552,776	6.20%

VGM	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	2,733	100.00%

VTN	Preferred	Bank of America Corp. 100 North Tryon Street Charlotte, NC 28255	904	100.00%

IIM	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	2,331	100.00%

C-2

ANNEX D

TRUSTEE BENEFICIAL OWNERSHIP OF FUND SECURITIES

The table below indicates the aggregate dollar range of equity securities of the Funds and of all funds in the Invesco Fund Complex owned by each Trustee as of the calendar year ended December 31, 2020.

Fund	VKI	VBF	VCV	IHIT	IHTA	VLT	OIA	VMO	VKQ	VPV	IQI	VVR	VGM	VTN	IIM	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee or Nominee in the Invesco Fund Complex
Interested Trustee
Flanagan	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Independent Trustees
Brown	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Fields	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Hostetler	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000(1)
Jones	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000(1)
Krentzman	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
LaCava	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None(1)
Mathai-Davis	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000(1)
Motley	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000(1)
Ressel	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Stern	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000(1)
Troccoli	None	None	None	Over $100,000	Over $100,000	None	None	None	None	None	None	None	None	None	None	Over $100,000(1)
Vandivort	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000(1)
Vaughn	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000(1)
Wilson	None	None	None	$10,001-$50,000	None	None	None	None	None	None	None	None	None	None	None	Over $100,000(1)

D-1

(1)

Includes the total amount of compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the funds in the Invesco Funds.

As of December 31, 2020, the Trustees, Nominees and executive officers as a group owned less than 1% of a class of shares of any Fund.

D-2

ANNEX E

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During each Fund’s prior two fiscal years, the Funds were billed the amounts listed below by PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, for audit and non-audit services rendered to the Funds. During each Fund’s prior two fiscal years, all audit or non-audit services provided to the Funds by PwC were approved by each Fund’s Audit Committee in accordance with its pre-approval policies and procedures.

Fees Billed for Services Rendered to the Funds for Fiscal Year Ended February 28, 2021

		Non-Audit Fees
Fund	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees	Total Non-Audit Fees	Total Fees
VKI	$47,625	$0	$14,398	$0	$14,398	$62,023
VBF	37,625	0	26,398	0	26,398	64,023
VCV	47,625	0	14,398	0	14,398	62,023
IHIT	60,175	0	14,398	0	14,398	74,573
IHTA	60,175	0	14,398	0	14,398	74,573
VLT	37,625	0	15,898	0	15,898	53,523
OIA	47,625	0	14,398	0	14,398	62,023
VMO	47,625	0	14,398	0	14,398	62,023
VKQ	47,625	0	14,398	0	14,398	62,023
VPV	47,625	0	14,398	0	14,398	62,023
IQI	47,625	0	14,398	0	14,398	62,023
VVR	103,075	0	31,398	0	31,398	134,473
VGM	47,625	0	14,398	0	14,398	62,023
VTN	47,625	0	14,398	0	14,398	62,023
IIM	47,625	0	14,398	0	14,398	62,023

Fees Billed for Services Rendered to the Funds for Fiscal Year Ended February 29, 2020

		Non-Audit Fees
Fund	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees	Total Non-Audit Fees	Total Fees
VKI	$56,907	$0	$19,377	$0	$19,377	$76,284
VBF	40,514	0	27,302	0	27,302	67,816
VCV	56,907	0	19,377	0	19,377	76,284
IHIT	69,940	0	24,077	0	24,077	94,017
IHTA	69,940	0	24,077	0	24,077	94,017
VLT	48,266	0	24,102	0	24,102	72,368
OIA	56,907	0	19,377	0	19,377	76,284
VMO	56,907	0	19,377	0	19,377	76,284
VKQ	56,907	0	19,377	0	19,377	76,284
VPV	56,907	0	19,377	0	19,377	76,284
IQI	56,907	0	19,377	0	19,377	76,284
VVR	119,861	0	29,552	0	29,552	149,413
VGM	56,907	0	19,377	0	19,377	76,284
VTN	56,907	0	19,377	0	19,377	76,284
IIM	56,907	0	19,377	0	19,377	76,284

(1)

Tax Fees for the fiscal year end February 28, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences. Tax fees for fiscal year end February 29, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Funds’ adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Funds (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related fees for the years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,219,000 for the fiscal year ended February 28, 2021 and $4,089,000 for the fiscal year ended February 29, 2020. In total, PwC billed the Registrants, Invesco and Invesco Affiliates aggregate non-audit fees of $7,166,000 for the fiscal year ended February 28, 2021 and $5,102,000 for the fiscal year ended February 29, 2020.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on the NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee)and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement.”

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee)and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

CE-PROXY-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: Please detach at perforation before mailing. INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2021 COMMON SHARES The undersigned holder of Common Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Common Shares of the Fund(s) and appoints Andrew Schlossberg, Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Adrienne Ruffle, and Elizabeth Nelson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated, at the Joint Annual Meeting of Shareholders to be held only online via live webcast, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund(s) which the undersigned would be entitled to vote if personally present. To access the virtual meeting, enter the following Virtual Shareholder Meeting link, Meetings.computershare.com/MM6Q9FC on August 6, 2021, prior to 2:00 p.m., Central Daylight Time, and enter the 14-digit control number from the shaded box. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 INV_32121_061621 PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

VERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August 6, 2021 The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-32121 QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Joint Annual Meeting in general, please call toll-free (866) 856-3065. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time. FUNDS FUNDS FUNDS Invesco Advantage Municipal Income Trust II Invesco Bond Fund Invesco California Value Municipal Income Trust Invesco High Income Trust II Invesco High Income 2023 Target Term Fund Invesco High Income 2024 Target Term Fund Invesco Municipal Income Opportunities Trust Invesco Municipal Opportunity Trust Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X A Proposal 1. Election of Trustees. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. Jack M. Fields 02. Martin L. Flanagan 03. Elizabeth Krentzman 04. Robert C. Troccoli 05. James D. Vaughn FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Invesco Advantage Municipal Income Trust II ï,£ ï,£ ï,£ 02 Invesco Bond Fund ï,£ ï,£ ï,£ 03 Invesco California Value Municipal Income Trust ï,£ ï,£ ï,£ 04 Invesco High Income Trust II ï,£ ï,£ ï,£ 05 Invesco High Income 2023 Target Term Fund ï,£ ï,£ ï,£ 06 Invesco High Income 2024 Target Term Fund ï,£ ï,£ ï,£ 07 Invesco Municipal Income Opportunities Trust ï,£ ï,£ ï,£ 08 Invesco Municipal Opportunity Trust ï,£ ï,£ ï,£ 2. To approve the removal of the fundamental restriction prohibiting investments in options that are not options on debt securities or in closing purchase transactions, as reflected in Invesco Bond Fund’s registration statement. FOR AGAINST ABSTAIN Invesco Bond Fund ï,£ ï,£ ï,£ B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx INV1 32121 xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: Please detach at perforation before mailing. INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2021 COMMON SHARES The undersigned holder of Common Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Common Shares of the Fund(s) and appoints Andrew Schlossberg, Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Adrienne Ruffle, and Elizabeth Nelson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated, at the Joint Annual Meeting of Shareholders to be held only online via live webcast, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund(s) which the undersigned would be entitled to vote if personally present. To access the virtual meeting, enter the following Virtual Shareholder Meeting link, Meetings.computershare.com/MM6Q9FC on August 6, 2021, prior to 2:00 p.m., Central Daylight Time, and enter the 14-digit control number from the shaded box. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 INV_32121_061621 PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August 6, 2021 The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-32121 QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Joint Annual Meeting in general, please call toll-free (866) 856-3065. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time. FUNDS FUNDS FUNDS Invesco Municipal Trust Invesco Pennsylvania Value Municipal Income Trust Invesco Quality Municipal Income Trust Invesco Senior Income Trust Invesco Trust for Investment Grade Municipals Invesco Trust for Investment Grade NY Municipals Invesco Value Municipal Income Trust Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X A Proposal 1. Election of Trustees. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. Jack M. Fields 02. Martin L. Flanagan 03. Elizabeth Krentzman 04. Robert C. Troccoli 05. James D. Vaughn FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Invesco Municipal Trust ï,£ ï,£ ï,£ 02 Invesco Pennsylvania Value Municipal Income Trust ï,£ ï,£ ï,£ 03 Invesco Quality Municipal Income Trust ï,£ ï,£ ï,£ 04 Invesco Senior Income Trust ï,£ ï,£ ï,£ 05 Invesco Trust for Investment Grade Municipals ï,£ ï,£ ï,£ 06 Invesco Trust for Investment Grade NY Municipals ï,£ ï,£ ï,£ 07 Invesco Value Municipal Income Trust ï,£ ï,£ ï,£ 2. To approve the removal of the fundamental restriction prohibiting investments in options that are not options on debt securities or in closing purchase transactions, as reflected in Invesco Bond Fund’s registration statement. Not Applicable B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx INV1 32121 xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: Please detach at perforation before mailing. INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2021 PREFERRED SHARES The undersigned holder of Preferred Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Preferred Shares of the Fund(s) and appoints Andrew Schlossberg, Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Adrienne Ruffle, and Elizabeth Nelson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated, at the Joint Annual Meeting of Shareholders to be held only online via live webcast, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund(s) which the undersigned would be entitled to vote if personally present. To access the virtual meeting, enter the following Virtual Shareholder Meeting link, Meetings.computershare.com/MM6Q9FC on August 6, 2021, prior to 2:00 p.m., Central Daylight Time, and enter the 14-digit control number from the shaded box. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 INV_32121_061621_Pref PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August 6, 2021 The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-32121 QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Joint Annual Meeting in general, please call toll-free (866) 856-3065. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time. FUNDS FUNDS FUNDS Invesco Advantage Municipal Income Trust II Invesco California Value Municipal Income Trust Invesco Municipal Income Opportunities Trust Invesco Municipal Opportunity Trust Invesco Municipal Trust Invesco Pennsylvania Value Municipal Income Trust Invesco Quality Municipal Income Trust Invesco Senior Income Trust Invesco Trust for Investment Grade Municipals Invesco Trust for Investment Grade NY Municipals Invesco Value Municipal Income Trust Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X A Proposal 1. Election of Trustees. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. Jack M. Fields 02. Martin L. Flanagan 03. Elizabeth Krentzman 04. Robert C. Troccoli 05. James D. Vaughn FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Invesco Advantage Municipal Income Trust II ï,£ ï,£ ï,£ 02 Invesco California Value Municipal Income Trust ï,£ ï,£ ï,£ 03 Invesco Municipal Income Opportunities Trust ï,£ ï,£ ï,£ 04 Invesco Municipal Opportunity Trust ï,£ ï,£ ï,£ 05 Invesco Municipal Trust ï,£ ï,£ ï,£ 06 Invesco Pennsylvania Value Municipal Income Trust ï,£ ï,£ ï,£ 07 Invesco Quality Municipal Income Trust ï,£ ï,£ ï,£ 08 Invesco Senior Income Trust ï,£ ï,£ ï,£ 09 Invesco Trust for Investment Grade Municipals ï,£ ï,£ ï,£ 10 Invesco Trust for Investment Grade NY Municipals ï,£ ï,£ ï,£ 11 Invesco Value Municipal Income Trust ï,£ ï,£ ï,£ B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx INV2 32121 xxxxxxxx